                                                                    Exhibit 10.8

                                 LOAN AGREEMENT

                                (LINE OF CREDIT)

     This Loan Agreement (Line of Credit) (the "Agreement"), dated December 31,
2003 for reference purposes only, is executed by and between GREENHILL & CO.
HOLDINGS, LLC, A NEW YORK LIMITED LIABILITY COMPANY (the "Borrower"), and FIRST
REPUBLIC BANK (the "Lender"), with reference to the following facts:

     A.   Borrower has requested a line of credit loan in the original principal amount of SIXTEEN MILLION AND 00/100 DOLLARS ($16,000,000.00) (referred to as the "Loan" or the "Line of Credit Loan") from the Lender for the purposes set forth in this Agreement.

     B.   Borrower and the Lender desire to enter into this Agreement to establish certain terms and conditions relating to the Loan.

     THEREFORE, for valuable consideration, Borrower and the Lender agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

     For purposes of this Agreement, the following terms shall have the following definitions:

          1.1  BORROWER'S APPLICATION. "Borrower's Application" means the written application, if any, and all financial statements and other information submitted by Borrower to the Lender in connection with the Lender's approval of the Loan.

          1.2  BUSINESS DAY. "Business Day" means any day other than a day on which commercial banks in California are authorized or required by law to close.

          1.3  COLLATERAL. "Collateral" means all real and personal property, if any, of Borrower or any third Person now or hereafter securing all or any part of the Obligations.

          1.4  COMMITMENT. "Commitment" means an amount equal to the original principal face amount of the Note.

          1.5  DEFAULT. "Default" means any event which, with notice or passage of time or both, would constitute an Event of Default.

          1.6  EVENT OF DEFAULT. "Event of Default" means the Lender's declaration by written notice to Borrower of a default by Borrower under the
Loan Documents based on the occurrence of one or more of the events described in
Section 4.1 of this Agreement.

          1.7  GOVERNMENTAL AUTHORITIES. "Governmental Authorities" means (a)
the United States; (b) the state, county, city or other political subdivision in which any of the Collateral is located; (c) all other governmental or quasi-governmental authorities, boards, bureaus, agencies, commissions, departments, administrative tribunals, instrumentalities and authorities; and
(d) all judicial authorities and public utilities having or exercising jurisdiction over Borrower or the Collateral. The term "Governmental Authority"
means any one of the Governmental Authorities.

          1.8  GOVERNMENTAL PERMITS. "Governmental Permits" means all permits, approvals, licenses, and authorizations now or hereafter issued by any
Governmental Authorities for or in connection with the conduct of Borrower's business or the ownership or use by Borrower of the Collateral or any of its other assets.

          1.9  GOVERNMENTAL REQUIREMENTS. "Governmental Requirements" means all existing and future laws, ordinances, rules, regulations, orders, and requirements of all Governmental Authorities applicable to Borrower, the
Collateral or any of Borrower's other assets.

          1.10 GUARANTIES. "Guaranties" means, collectively, (a) the Continuing
Guaranties of Payment and Performance and all other guaranty agreements of any kind, if any, now or hereafter executed by the Guarantors, and all

                                  Page 1 of 15

extensions, renewals, modifications and replacements of any or all of such documents; and (b) any pledge of or grant of security interest in any certificate of deposit, account, stock, securities, bonds, or other property or asset of any kind, if any, now or hereafter executed by any third Person to secure any or all of the Obligations, and all extensions, renewals, modifications and replacements of any or all of such documents (collectively, the "Third Party Pledge Agreements").

          1.11 GUARANTORS. "Guarantors" means, collectively, (a) the Person or
Persons, if any, now or hereafter guaranteeing payment of the Note or payment or performance of any or all of the other Obligations, including the Persons, if any, identified as guarantors in the Loan Schedule; and (b) the Person or
Persons, if any, now or hereafter entering into any of the Third Party Pledge
Agreements to secure any or all of the Obligations.

          1.12 LINE OF CREDIT ADVANCE. "Line of Credit Advance" means each advance of principal under the Note made by the Lender to or for the benefit of
Borrower pursuant to a Request for Advance or otherwise.

          1.13 LOAN CLOSING. "Loan Closing" or "Closing Date" means the earlier of the first date on which all or any part of the proceeds of the Loan are initially disbursed by the Lender to or for the benefit of Borrower.

          1.14 LOAN DOCUMENTS. "Loan Documents" means the Note, Security
Agreements, Guaranties, Third Party Pledge Agreements, this Agreement, all other documents now or hereafter executed by Borrower and any of the Guarantors, respectively, and delivered to the Lender at the Lender's request in connection with the Loan, and all extensions, renewals, modifications and replacements of any or all of such documents.

          1.15 LOAN FEE. "Loan Fee" means the Loan fee specified in Section 5 of the Loan Schedule which shall be payable by Borrower to the Lender prior to or on the Loan Closing.

          1.16 LOAN SCHEDULE. "Loan Schedule" means the Loan Schedule attached to this Agreement as Exhibit "A."

          1.17 MATURITY DATE. "Maturity Date" means the stated maturity date of the Note.

          1.18 NOTE. "Note" means (a) the promissory note dated the same date as this Agreement executed by Borrower evidencing the Loan and all extensions, renewals, modifications and replacements of such promissory note; and (b) any additional note or notes now or hereafter executed by Borrower in favor of the
Lender which specifically recite that they arise out of this Agreement, and all extensions, renewals, modifications and replacements of any or all of such note or notes.

          1.19 OBLIGATIONS. "Obligations" means all debts, obligations, and liabilities of Borrower to the Lender currently existing or hereafter made, incurred or created, whether voluntary or involuntary, and however arising or evidenced, whether direct or acquired by the Lender by assignment or succession, whether due or not due, absolute or continent, liquidated or unliquidated, determined or undetermined, whether under this Agreement, the Note, any of the other Loan Documents, or otherwise, and whether Borrower may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable, including all attorneys' fees and costs now or hereafter payable by Borrower to the Lender under the Loan Documents or in connection with the collection and enforcement of such debts, obligations and liabilities. Notwithstanding anything to the contrary contained in this Agreement, this Agreement shall not secure and the term "Obligations shall not include, any debts that are or may hereafter constitute "consumer credit" which is subject to the disclosure requirements of the federal Truth-In Lending Act (15 U.S.C. Section 1601, et seq.) or any
similar state law in effect from time to time, unless the Lender and Borrower shall otherwise agree in a separate written agreement.

          1.20 PERSON. "Person" means any natural person or any entity, including any corporation, partnership, joint venture, trust, limited liability company, unincorporated organization, trustee, or Governmental Authority.

          1.21 PERSONAL PROPERTY SECURITY AGREEMENTS. "Personal Property
Security Agreement" or "Personal Property Security Agreements" means, collectively, any and all personal security agreements, pledge agreements, and
Third Party Pledge Agreements, if any, now or hereafter executed by Borrower or any other Person pursuant to which Borrower or such Person grants a personal property security interest to the Lender to secure any or all of the
Obligations, and all extensions, renewals, modifications and replacements of any or all of such documents.

          1.22 REAL PROPERTY SECURITY INSTRUMENTS. "Real Property Security
Instrument" or "Real Property Security Instruments" means, collectively, any and all deeds of trust and mortgages, if any, now or hereafter executed by Borrower or any other Person pursuant to which Borrower or such Person grants a lien on real property to the Lender to secure any or all of the Obligations, and all extensions, renewals, modifications and replacements of any or all of such documents.

          1.23 REQUEST FOR ADVANCE. "Request for Advance" means a written or telephonic request (or other form of request acceptable to the Lender) for an advance of principal under the Line of Credit Note submitted by Borrower to the
Lender pursuant to this Agreement.

                                  Page 2 of 15

          1.24 SECURITY AGREEMENTS. "Security Agreements" means, collectively, the Personal Property Security Agreements and Real Property Security
Instruments.

          1.25 OTHER TERMS. All accounting terms with an initial capital letter that are used but not defined in this Agreement shall have the respective meanings given to such terms in accordance with generally accepted accounting principles, consistently applied.

                                   ARTICLE 2

                          DISBURSEMENT OF LOAN PROCEEDS

          2.1  LINE OF CREDIT. The Lender agrees, on the terms and conditions contained in this Agreement and the other Loan Documents, to make a line of credit Loan to Borrower during the period from the Closing Date up to but not including the Maturity Date in the aggregate principal amount not to exceed at any time outstanding the amount of the Commitment.

          2.2  USE OF LOAN PROCEEDS. All Loan proceeds received by Borrower shall be used by Borrower solely for payment of those costs, charges, and other items shown in the Loan Disbursement Instructions executed by Borrower in connection with the Loan, general working capital purposes in the ordinary course of Borrower's business, and any other use specified in the Loan Schedule.
The Lender shall have no obligation to monitor or verify the use or application of any Loan proceeds disbursed by the Lender. Borrower shall not, directly or indirectly, use all or any part of the Loan proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (the "Board of Governors")
or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock or for any purpose which violates or is inconsistent with
Regulation X of the Board of Governors, unless such use has been expressly approved in writing by the Lender, in its discretion.

          2.3  INITIAL LOAN FEE. Concurrently with or prior to the Closing
Date, Borrower shall pay to the Lender the Loan Fee specified in the Loan
Schedule. The entire Loan Fee shall be deemed to be fully earned by the Lender as of the Loan Closing, and no part of the Loan Fee shall be refundable to
Borrower, whether or not the principal balance of the Loan is prepaid prior to the Maturity Date.

          2.4  REQUESTS FOR ADVANCES UNDER LINE OF CREDIT. Each Request for
Advance shall indicate the proposed date for the Line of Credit Advance requested by Borrower in the Request for Advance (which date shall be acceptable to the Lender and is referred to as the "Advance Date"). Each Request for
Advance shall be satisfactory to the Lender in form and substance. Each Advance
Date shall be a Business Day. Provided that no Default or Event of Default has occurred and is continuing, not later than 4 P.M. Pacific Standard Time on the
Advance Date, the Lender shall make the Line of Credit Advance available to
Borrower in immediately available funds by deposit or credit to an account in
Borrower's name established or to be established at one of the Lender's offices, by check payable directly to Borrower or to a payee designated by Borrower, or by such other method as may be designated by the Lender, as designated by the
Lender.

          2.5  RELIANCE BY LENDER. The Lender may conclusively presume that all requests, statements, information, certifications, and representations, whether written or oral, submitted or made by Borrower or any of its agents to the
Lender in connection with the Loan are true and correct, and the Lender shall be entitled to rely thereon, without investigation or inquiry of any kind by the
Lender, in disbursing the Loan proceeds and taking or refraining from taking any other action in connection with the Loan. Without limiting the generality of this Section, Borrower acknowledges and agrees that (a) it is in the best interest of Borrower that the Lender respond to and be entitled to rely upon
Requests for Advances that are given by Borrower in writing, by telephone, or by other telecommunication method acceptable to the Lender without the Lender having to inquire into the actual authority of the Person making such request and purporting to act on behalf of Borrower; (b) therefore, the Lender may conclusively rely on any and all Requests for Advances (whether made in writing, by telephone, or by other telecommunication method) made by (i) any Person who purports to be one of the agents of Borrower who has been authorized to act for
Borrower in any resolution or other form of authorization of any kind delivered to the Lender (a "Borrower Authorization"); and (ii) any other Person who the
Lender in good faith believes to be authorized to act for Borrower
(notwithstanding the fact that such other Person is not identified in any
Borrower Authorization); and (c) Borrower assumes all risks arising out of any lack of actual authority by any Person submitting any form of Request for
Advance (whether made in writing, by telephone, or by other telecommunication method) to the Lender and the Lender's reliance on such Request for Advance.

                                   ARTICLE 3

                              BORROWER'S COVENANTS

          3.1  EXISTENCE OF BORROWER. If Borrower is a corporation or other form of entity, Borrower shall maintain its existence in good standing under the laws of the state in which it is organized and maintain its qualification as a foreign entity in good standing in each jurisdiction in which the nature of its business requires qualification as a foreign entity and where the failure to qualify would have a material adverse effect on Borrower's business.

                                  Page 3 of 15

          3.2  BOOKS AND RECORDS; INSPECTIONS BY LENDER. Borrower shall keep and maintain complete and accurate books and records relating to it business at its principal place of business. The Lender shall have access to such books and records at all reasonable times upon not less than two (2) Business Days prior written notice to Borrower for the purposes of examination, inspection, verification, copying and for any other reasonable purpose. Borrower authorizes the Lender, at its option but without any obligation of any kind to do so, to discuss the affairs, finances and accounts of Borrower with any of its officers and directors and with Borrower's independent accountants and auditors, and
Borrower irrevocably authorizes all accountants and auditors employed or retained by Borrower to respond to and answer all requests from the Lender for financial and other information regarding Borrower. Borrower waives the benefit of any accountant-client privilege or other evidentiary privilege precluding or limiting the disclosure or delivery of any of its books and records to the
Lender (except that Borrower does not waive any attorney-client privilege).

          3.3  REPORTS. Without limiting any of the other terms of the Loan
Documents, from time to time within ten (10) Business Days after the Lender's written reasonable request to Borrower, Borrower shall deliver to the Lender such reports and information available to Borrower concerning the business, financial condition and affairs of Borrower and each Guarantor as the Lender may reasonably request.

          3.4  PAYMENT OF OBLIGATIONS; COMPLIANCE WITH FINANCIAL COVENANTS.
Borrower shall pay all of its indebtedness under the Note and pay and perform all of its other Obligations under the Loan Documents as and when the same become due. Without limiting the generality of the immediately preceding sentence, Borrower shall comply with all of the financial covenants, if any, contained in Section 6 of the Loan Schedule (the "Financial Covenants") and the
other terms set forth in the Loan Schedule.

          3.5  NOTICE OF MATERIAL ADVERSE CHANGES. Borrower shall immediately notify the Lender in writing of (a) any material adverse change in the financial condition of Borrower or any Guarantor; (b) any material adverse change in the
Collateral; (c) any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower involving any claim or claims which, individually or in the aggregate, may cause or result in a material adverse change in the financial condition or business of Borrower or any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted; and (d) any occurrence which could form the basis of an Event of Default.

          3.6  FURTHER ASSURANCES. Upon the Lender's request, Borrower shall execute and deliver to the Lender such further documents and agreements, in form and substance satisfactory to the Lender, as the Lender may reasonably require to effectuate the terms of this Agreement and each of the other Loan Documents.

          3.7  CLAIMS. Borrower shall pay when due all claims which, if unpaid, might become a lien or charge on any or all of the properties or assets of
Borrower.

          3.8  TAXES. Borrower shall pay when due all foreign, federal, state and local taxes, assessments, and governmental charges now or hereafter levied upon or against Borrower or any of its properties or assets, including all income, franchise, personal property, real property, excise, withholding, sales and use taxes.

          3.9  CONTEST. Borrower shall have the right to contest the payment of any tax, assessment, charge or claim referred to in Section 3.7 or 3.8 above, provided that (a) appropriate contest proceedings are promptly and in good faith commenced and diligently prosecuted by Borrower; (b) a bond is posted or other appropriate action reasonably acceptable to the Lender is taken to prevent such tax, assessment, charge or claim from becoming a lien on the properties and assets of Borrower; and (c) Borrower notifies the Lender in writing of the commencement of, and any material development in, such proceedings.

          3.10 PENSION PLANS. Borrower shall pay all amounts necessary to fund all of its present and future employee benefit plans in accordance with their terms, and Borrower shall not permit the occurrence of any event with respect to any such plan which would result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or any other Governmental
Authority.

          3.11 INSURANCE. Borrower shall maintain insurance against such risks and liabilities, in such forms, and for such amounts as are customarily maintained by entities engaged in the same or similar businesses and similarly situated. The form and substance of all such insurance policies shall be reasonably acceptable to the Lender. Such insurance shall be maintained with financially sound and reputable insurers reasonably acceptable to the Lender.
Upon the Lender's request, Borrower shall provide the Lender with evidence satisfactory to the Lender regarding the maintenance of the insurance required by this Section, including proof of premium payments and copies of insurance policies, certificates of insurance, and endorsements. If Borrower fails to provide or pay for any policies of insurance required by this Section, the
Lender, at its option and in its discretion, but without any obligation of any kind to do so, shall have the right to obtain the same at Borrower's expense.

          3.12 MAINTENANCE OF PROPERTIES. Borrower shall maintain its propertiesc in good condition and repair.

                                  Page 4 of 15

          3.13 LICENSES. Borrower shall maintain all Governmental Permits necessary for the ownership of it properties and the conduct of its businesses.

          3.14 COMPLIANCE WITH APPLICABLE LAWS. Borrower shall at all times comply with and keep in effect all Governmental Permits relating to Borrower, the Collateral, and Borrower's other assets. Borrower shall at all times comply with, and shall cause the Collateral to comply with (a) all Governmental
Requirements, including all Hazardous Substance Laws; (b) all requirements and orders of all judicial authorities which have jurisdiction over Borrower or the
Collateral; and (c) all covenants, conditions, restrictions and other documents relating to Borrower or the Collateral.

          3.15 PLACE OF BUSINESS; BORROWER'S NAME. Borrower shall give the
Lender at least thirty (30) days prior written notice of any change in the location of Borrower's chief executive office. Borrower shall give the Lender not less than thirty (30) days prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all Governmental Requirements relating to the conduct of
Borrower's business under a fictitious business name.

          3.16 ANNUAL FINANCIAL STATEMENTS. Within the time period set forth in the Loan Schedule after the close of Borrower's fiscal year, Borrower shall deliver to the Lender a balance sheet and a statement of profit and loss for
Borrower for such fiscal year. Borrower shall cause all financial statements furnished to the Lender under this Agreement to be certified by the party to whom such statements apply. All annual financial statements furnished to the
Lender under this Section shall comply with the requirements of Section 7.1 of the Loan Schedule.

          3.17 QUARTERLY/MONTHLY FINANCIAL STATEMENTS. If specifically required by the Lender in the Loan Schedule or at any time after the Loan Closing, (a)
within forty-five (45) days after the close of each of the first three (3)
calendar quarters, Borrower shall deliver to the Lender a balance sheet and a statement of profit and loss for Borrower for such calendar quarter; and (b)
within thirty (30) days after the end of each calendar month, Borrower shall deliver to the Lender a balance sheet and statement of profit and loss for
Borrower for such calendar month. If the Lender specifically requires quarterly or monthly financial statements, such statements shall comply with the requirements of Section 7.2 of the Loan Schedule.

                                   ARTICLE 4

                              DEFAULT AND REMEDIES

          4.1  EVENTS OF DEFAULT. The Lender, at its option, may declare
Borrower to be in default under this Agreement and the other Loan Documents upon the occurrence of any or all of the following events (the declaration of such a default by the Lender shall constitute an "Event of Default"):

               (a) PAYMENT OF NOTE AND OTHER MONETARY OBLIGATIONS. If Borrower
fails to pay any of its indebtedness under the Note or perform any of its other obligations under the Loan Documents or under any other document with Lender requiring the payment of money to the Lender or any third Person within fifteen
(15) days after the date on which such indebtedness or monetary obligation is due; provided, however, that the fifteen (15) day grace period contained in this
Section 4.1(a) shall not apply to Borrower's obligation to pay the outstanding principal balance and all accrued but unpaid interest under the Note on the
Maturity Date of the Note;

               (b) FAILURE TO COMPLY WITH FINANCIAL COVENANTS, PERMIT
INSPECTIONS, OR TO PERFORM CERTAIN NON-MONETARY OBLIGATIONS UNDER OTHER LOAN
DOCUMENTS. If (i) Borrower fails to comply with any or all of the Financial
Covenants, if any; (ii) Borrower fails to permit any inspection the Collateral or any of Borrower's books and records in accordance with the terms of the Loan
Documents; or (iii) Borrower breaches any of its non-monetary obligations to the
Lender or any third Person under any of the Loan Documents or under any other document with Lender, which breach is not reasonably susceptible to being cured by Borrower;

               (c) PERFORMANCE OF NON-MONETARY OBLIGATIONS UNDER OTHER LOAN
DOCUMENTS WHICH ARE CURABLE. If (i) Borrower fails to perform any of its non-monetary obligations to the Lender (other than those set forth in Section
4.1(b) above) or any third Person under any of the Loan Documents or under any other document with Lender when due; and (ii) if such non-monetary obligation is reasonably susceptible to being cured by Borrower, Borrower fails to diligently complete a cure of its breach of such non-monetary obligation as soon as reasonably practicable after written notice by the Lender to Borrower setting forth such non-monetary breach, but in any event within thirty (30) days after such notice is given; provided, however, that the thirty (30) day cure period contained in this Section 4.1(c) shall not be deemed to apply if Borrower commits more than two (2) such non-monetary breaches within any twelve (12)
calendar month period. Without limiting any of the terms of this Section 4.1(c), the cure provision contained in this Section 4.1(c) (the "Cure Provision") shall not apply with respect to Borrower's failure to comply with the Financial
Covenants or Borrower's breach of any non-monetary obligation of Borrower that is not reasonably susceptible to being cured by Borrower, including any transfer of the Collateral in violation of the terms of the Loan Documents.
Notwithstanding anything to the contrary contained in this Section 4.1(c) or
Section 4.1(a) above, if Borrower breaches any of the terms of the Loan
Documents, and if the Lender, in its discretion, determines that such breach impairs the Lender's security for the Loan, the Lender, immediately upon the occurrence of any such breach, shall have the right to take such actions and exercise such remedies

                                  Page 5 of 15

under the Loan Documents as the Lender may in good faith determine to be necessary or appropriate to avoid such impairment;

               (d) MISREPRESENTATION. If any request, statement, information, certification, representation, or warranty, whether written or oral, submitted or made by Borrower to the Lender in connection with the Loan or any other extension of credit by the Lender to Borrower, now or in the future, is false or misleading in any material respect;

               (e) INSOLVENCY OF BORROWER. If (i) a petition is filed by or against Borrower under the federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law; (ii) a receiver, liquidator, trustee, custodian, sequestrator, or other similar official is appointed to take possession of Borrower, the Collateral, or any material part of Borrower's other assets, or Borrower consents to such appointment; (iii)
Borrower makes an assignment for the benefit of creditors; (iv) Borrower takes any action in furtherance of any of the foregoing; or (v) there is a material adverse change in Borrower's financial condition as represented to the Lender in connection with the Lender's approval of the Loan and the Lender reasonably determines that such change materially impairs Borrower's ability to perform any or all of the Obligations; provided, however, that Borrower shall have sixty
(60) days within which to cause any involuntary bankruptcy proceeding to be dismissed or the involuntary appointment of any receiver, liquidator, trustee, custodian, or sequestrator to be discharged. The cure provision contained in this Section shall be in lieu of, and not in addition to, any and all other cure provisions contained in the Loan Documents;

               (f) INSOLVENCY OF OTHER PERSONS. If any of the events specified in clauses (i) through (v) of Section 4.1(e) above occurs with respect to any
Guarantor, as if such Guarantor were the Borrower described therein;

               (g) PERFORMANCE OF OBLIGATIONS TO THIRD PERSONS. If (i) Borrower
fails to pay any of its indebtedness or to perform any of its obligations when due under any document between Borrower and any other Person who holds a lien on the Collateral that is senior to the lien held by the Lender in the Collateral and fails to cure such breach within any applicable cure period under such document; or (ii) Borrower fails to pay any of its indebtedness or to perform any of its obligations when due under any other material document between
Borrower and any other Person, provided the Lender reasonably determines that such failure has an actual or potential material adverse effect on the
Collateral or Borrower's ability to perform any or all of the Obligations.
Nothing contained in this Section constitutes or shall be construed as the
Lender's consent to any lien being placed on the Collateral, other than the
Permitted Liens;

               (h) ATTACHMENT. If all or any material part of the assets of
Borrower or any Guarantor are attached, seized, subjected to a writ or levied upon by any court process and Borrower fails to cause such attachment, seizure, writ or levy to be fully released or removed within sixty (60) days after the occurrence of such event. The cure provision contained in this Section shall be in lieu of, and not in addition to, any and all other cure periods contained in the Loan Documents;

               (i) INJUNCTIONS. If a court order is entered against Borrower or any Guarantor enjoining the conduct of all or part of such Person's business and
Borrower fails to cause such injunction to be fully stayed, dissolved or removed within sixty (60) days after such order is entered. The cure provision contained in this Section shall be in lieu of, and not in addition to, any and all other cure periods contained in the Loan Documents;

               (j) DISSOLUTION. If Borrower or any Guarantor is a corporation, partnership, limited liability company, trust or other entity, the dissolution, liquidation, or termination of existence of such Person;

               (k) TRANSFERS OF INTERESTS. If Borrower is a corporation,
partnership, limited liability company, or other entity, if the current members of the Borrower cease to own at least seventy-five percent (75%) of the beneficial interests in Borrower without the Lender's prior written consent;
which should not be unreasonably withheld.

               (l) DEATH; INCOMPETENCE. If Borrower or any Guarantor is an
individual, the death of such Person or judicial determination that such person is mentally incompetent, except where applicable law limits or prohibits the
Lender's declaration of a default based on such occurrences; provided, however, that the Lender shall not declare an Event of Default to exist based solely on the death or mental incompetence of any individual Guarantor if, within forty-five (45) days after the occurrence of such event, Borrower causes a substitute guarantor to execute and deliver to the Lender a continuing guaranty in the form previously executed by the affected Guarantor, and the Lender in its discretion determines that such substitute guarantor's financial condition is comparable to that of the affected Guarantor and that such substitute Guarantor is otherwise reasonably acceptable to the Lender;

               (m) IMPAIRMENT OF SECURITY INTEREST OR LENDER'S RIGHTS. If (i)
the validity or priority of the Lender's security interest in the Collateral is impaired for any reason; or (ii) the value of the Collateral has deteriorated, declined or depreciated as a result of any intentional act or omission by
Borrower; or (iii) the Lender, acting in good faith and in a commercially reasonable manner, deems itself insecure because of the occurrence of an event affecting Borrower, or any Guarantor or the Collateral prior to the Closing Date of which Lender had no actual knowledge as of the Closing Date or because of the occurrence of such an event on or subsequent to the Closing Date;

                                  Page 6 of 15

               (n) DEFAULT BY GUARANTORS. If any Guarantor fails to pay any of its indebtedness or perform any of its obligations under any of the Guaranties when due or the revocation, limitation or termination or attempted revocation, limitation or termination of any of the obligations of any Guarantor under any of the Guaranties; or

               (o) MISREPRESENTATION BY GUARANTORS. If any request, statement, information, certification, representation, or warranty, whether written or oral, submitted or made by any Guarantor to the Lender in connection with the
Loan or any other extension of credit by the Lender to Borrower or such
Guarantor, now or in the future, is false or misleading in any material respect.

          4.2  REMEDIES. Upon the Lender's election to declare Borrower to be in default under the Loan Documents pursuant to Section 4.1 above, Borrower shall be deemed to be in default under the Loan Documents, and the Lender shall have the right to do any or all of the following:

               (a) ACCELERATION. The Lender shall have the right to declare any or all of the Obligations to be immediately due and payable, including the entire principal amount and all accrued but unpaid interest under the Note, and notwithstanding the Maturity Date of the Note, such Obligations shall thereupon be immediately due and payable;

               (b) REMEDIES UNDER OTHER LOAN DOCUMENTS. The Lender may exercise any or all rights and remedies which the Lender may have under any or all of the
Loan Documents and applicable law;

               (c) DISCONTINUATION OF DISBURSEMENTS. The Lender may discontinue or withhold any or all advances of the Loan proceeds, and the Lender shall have no further obligation to make any Line of Credit Advance; and

               (d) DISCONTINUATION OF OTHER EXTENSIONS OF CREDIT. The Lender may
discontinue advancing money or extending credit to or for the benefit of
Borrower in connection with any other document between the Lender and Borrower.

                                   ARTICLE 5

                         WARRANTIES AND REPRESENTATIONS

          5.1  BORROWER'S WARRANTIES AND REPRESENTATIONS. As a material inducement to the Lender's extension of credit to Borrower in connection with the Loan, Borrower warrants and represents to the Lender as follows:

               (a) EXISTENCE. If Borrower is a corporation, partnership, limited liability company, trust, or other form of entity, Borrower is duly organized, validly existing and in good standing under the laws of the state in which
Borrower is organized, and Borrower is qualified to do business and is in good standing in each jurisdiction in which the ownership of its assets or the conduct of its business requires qualification as a foreign entity and where the failure to so qualify would have a material adverse effect on Borrower's business.

               (b) AUTHORITY TO OWN ASSETS. Borrower has the full power and authority to own its assets and to transact the business in which it is now engaged.

               (c) AUTHORITY TO EXECUTE LOAN DOCUMENTS. Borrower has the full power and authority to execute, deliver and perform its obligations under the
Loan Documents, and the execution, delivery and performance of the Loan
Documents and the consummation of the transactions contemplated thereby have been duly authorized by all requisite action on the part of Borrower. The Person or Persons signing the Loan Documents on behalf of Borrower are duly authorized to execute the Loan Documents and all other documents necessary to consummate the Loan on behalf of Borrower.

               (d) VALID OBLIGATIONS. The Loan Documents are legal, valid and binding obligations of Borrower and the Guarantors, as applicable, enforceable in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally).

               (e) NO CONSENTS REQUIRED. No consent of any other Person and no consent, approval, authorization or other action by or filing with any
Governmental Authority not previously obtained by Borrower is required in connection with the execution, delivery and performance of the Loan Documents by
Borrower.

               (f) CHIEF EXECUTIVE OFFICE. Borrower's chief executive office is located at the address set forth in Borrower's Application.

               (g) BORROWER'S NAME. Borrower has set forth above its full and correct name, and Borrower does not use any other names or tradenames, except for the tradenames disclosed in Borrower's Application.

               (h) NO VIOLATIONS. The execution, delivery and performance of the
Loan Documents and compliance with their respective terms will not conflict with or result in a violation or breach of any of the terms or conditions

                                  Page 7 of 15

of any document to which Borrower is a party or by which Borrower is bound or any order or judgment of any court or Governmental Authority binding on
Borrower.

               (i) ORGANIZATIONAL DOCUMENTS. Borrower's execution, delivery and performance of the Loan Documents and Borrower's compliance with their respective terms (i) will not violate any Governmental Requirements applicable to Borrower; (ii) Borrower's agreement or certificate of limited partnership, if
Borrower is a limited partnership; (iii) Borrower's agreement or statement of partnership, if Borrower is a general partnership; (iv) Borrower's articles of incorporation or bylaws, if Borrower is a corporation; (v) Borrower's trust agreement, if Borrower is a trust; or (vi) Borrower's articles of organization or operating agreement, if Borrower is a limited liability company.

               (j) TAX CLAIMS. To the best of Borrower's knowledge, there are no claims or adjustments proposed by any taxing authority for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower and each Guarantor have filed all federal, state and local tax returns required to be filed under applicable Governmental Requirements and have paid all taxes, assessments, fees, penalties, and other governmental charges that are due and payable in connection therewith.

               (k) LITIGATION. To the best of Borrower's knowledge, there are no actions, suits, proceedings or investigations pending or threatened against or affecting Borrower or any Guarantor in any court or before any other
Governmental Authority which may result, either separately or in the aggregate, in any material adverse change in the assets, properties, business, prospects, profits, or condition of Borrower or any of such Persons, nor does Borrower know of any basis for any such action, suit, proceeding or investigation.

               (l) FINANCIAL STATEMENTS. All financial statements respecting the financial condition of Borrower which have been furnished to the Lender prior to the Closing Date (i) are accurate and complete in all material respects as of the dates appearing thereon; (ii) present fairly the financial condition and results of operations of the Person to whom the financial statement applies as of the dates and for the periods shown on such statements; and (iii) disclose all contingent liabilities affecting the Person to whom the financial statement applies to the extent that such disclosure is required by generally accepted accounting principles. Since the last date covered by any such statement, there has been no material adverse change in the financial condition of Borrower, and
Borrower is now and at all times hereafter shall continue to be solvent.

               (m) PERIODIC FINANCIAL STATEMENTS. All financial statements respecting the financial condition of Borrower hereafter delivered to the Lender by Borrower shall satisfy the requirements of clauses (i) through (iii) of
Section 5.1(l) above.

               (n) MARGIN STOCK. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying any "margin stock"
(as defined in Regulation U of the Board of Governors of the Federal Reserve
System), and no part of the proceeds of the Loan shall be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, unless such use is approved in writing by the Lender or otherwise expressly contemplated by the Loan Documents.

               (o) LICENSES AND GOVERNMENTAL REQUIREMENTS. Neither Borrower nor
any Guarantor (i) is in violation in any material respect of any Governmental
Permits or Governmental Requirements (including all Hazardous Substance Laws) to which it is subject; or (ii) has failed to obtain any Governmental Permits necessary for the ownership of its properties or the conduct of its business.

               (p) OTHER FACTS. All of the information set forth in Borrower's
Application is accurate and complete in all material respects. There is no fact which Borrower has failed to disclose to the Lender in writing which (i) may materially and adversely affect the assets, properties, business, prospects, profits, or condition of Borrower, or any Guarantor; or (ii) may be necessary to disclose in order to keep the representations and warranties contained in this
Section 5.1 from being misleading.

          5.2  BORROWER'S WARRANTIES. Borrower's warranties and representations set forth in Section 5.1 above shall be true and correct at the time of execution of this Agreement and as of the Closing Date, shall survive the closing of the Loan, and shall remain true and correct as of the date on which such warranties and representations are given. For purposes of this Agreement and the other Loan Documents, the term "to the best of Borrower's knowledge"
shall be deemed to mean to the best knowledge of Borrower after a commercially reasonable and diligent investigation, inspection and inquiry by Borrower.

                                   ARTICLE 6

                                  MISCELLANEOUS

          6.1  RELATIONSHIP OF PARTIES. The Lender shall not be deemed to be, nor do the Lender or Borrower intend that the Lender shall ever become, a partner, joint venturer, trustee, fiduciary, manager, controlling person, or other business associate or participant of any kind in the business or affairs of Borrower, whether as a result of the Loan Documents or any of the transactions contemplated by the Loan Documents. In exercising its rights and remedies under the

                                  Page 8 of 15

Loan Documents, the Lender shall at all times be acting only as a lender to
Borrower within the normal and usual scope of activities of a lender.

          6.2  INDEMNIFICATION. Borrower shall indemnify and hold the Lender and its officers, directors, agents, employees, representatives, shareholders, affiliates, successors and assigns (collectively, the "Indemnified Parties")
harmless from and against any and all claims, demands, damages (including special and consequential damages), liabilities, actions, causes of action, legal proceedings, administrative proceedings, suits, injuries, costs, losses, debts, liens, interest, fines, charges, penalties and expenses (including attorneys', accountants', consultants', and expert witness fees and costs) of every kind and nature (collectively, the "Claims") arising directly or indirectly out of or relating to any or all of the following: (i) Borrower's breach of any of its Obligations or warranties under the Loan Documents; (ii)
any act or omission by Borrower or any of its employees or agents; (iii)
Borrower's use of the Collateral or any other activity or thing allowed or suffered by Borrower to be done on or about the any of Borrower's properties;
and (iv) any claims for commissions, finder's fees or brokerage fees arising out of the Loan or the transactions contemplated by the Loan Documents, if such claim is based on any act, omission or agreement by Borrower or any Affiliate.
Notwithstanding anything to the contrary contained in this Section, Borrower shall not be obligated to indemnify any Indemnified Party for any liabilities resulting solely from the gross negligence or intentional tortious conduct of such Indemnified Party which such Indemnified Party is determined by the final judgment of a court of competent jurisdiction to have committed. Borrower's obligation to indemnify the Indemnified Parties under this Section 6.2 shall survive the cancellation of the Note and the release of the Lender's security interests under the Security Agreements.

          6.3  POWER OF ATTORNEY. Borrower irrevocably appoints the Lender, with full power of substitution, as Borrower's attorney-in-fact, coupled with an interest, with full power, in the Lender's own name or in the name of Borrower to sign, record and file all documents to accomplish the purposes of this document. The Lender shall have the right to exercise the power of attorney granted in this Section directly or to delegate all or part of such power to one or more agents of the Lender. Nothing contained in the Loan Documents shall be construed to obligate the Lender to act on behalf of Borrower as attorney-in-fact.

          6.4  ACTIONS. Whether or not an Event of Default has occurred, the
Lender shall have the right, but not the obligation, to commence, appear in, or defend any action or proceeding which affects or which the Lender determines may affect (a) the Collateral; (b) Borrower's or the Lender's respective rights or obligations under the Loan Documents; (c) the Loan; or (d) the disbursement of any proceeds of the Loan. Whether or not an Event of Default has occurred, the
Lender shall at all times have the right to take any or all actions which the
Lender determines to be necessary or appropriate to protect the Lender's interest in connection with the Loan.

          6.5  ATTORNEYS' FEES AND COSTS AND OTHER EXPENSES. Upon the Lender's
demand, Borrower shall reimburse the Lender for all reasonable costs and expenses, including attorneys' fees and costs, incurred by the Lender in connection with the exercise of any or all of the Lender's rights and remedies under the Loan Documents; the enforcement of any or all Obligations, whether or not any legal proceedings are instituted by the Lender; or the defense of any action or proceeding by Borrower or any other Person relating to the Loan.
Without limiting the generality of the immediately preceding sentence, such costs and expenses shall include all attorneys' fees and costs incurred by the
Lender in connection with any federal or state bankruptcy, insolvency, reorganization, or other similar proceeding by or against Borrower or any
Guarantor which in any way affects the Lender's exercise of its rights and remedies under the Loan Documents. Borrower's obligation to reimburse the Lender under this Section shall include payment of interest on all amounts expended by the Lender from the date of expenditure at the rate of interest applicable to principal under the Note. Wherever any of the terms of the Loan Documents provide for the payment or recovery of costs, fees, or other expenses (including attorneys' fees and costs), such term shall be deemed to provide for the payment or recovery of reasonable costs, fees, expenses, and reasonable attorneys' fees and costs.

          6.6  NO THIRD PARTY BENEFICIARIES. The Loan Documents are entered into for the sole protection and benefit of the Lender, Borrower and Guarantors, as applicable, and their respective permitted successors and assigns. No other
Person shall have any rights or causes of action under the Loan Documents.

          6.7  DOCUMENTS. The form and substance of all documents and instruments which Borrower is required to deliver to the Lender under this
Agreement shall be subject to the Lender's approval.

          6.8  NOTICES. All notices and demands by the Lender to Borrower under this Agreement shall be in writing and shall be effective on the earliest of (a)
personal delivery to Borrower; (b) two (2) days after deposit in first class or certified United States mail, postage prepaid, addressed to Borrower at the address set forth in the Loan Schedule; and (c) one (1) business day after deposit with a reputable overnight delivery service, delivery charges prepaid, addressed to Borrower at the address set forth in the Loan Schedule. All notices and demands by Borrower to the Lender under this Agreement shall be in writing and shall be effective on actual receipt by the Lender at the Lender's address shown in the Loan Schedule; provided, however, that non-receipt of any such notice or demand by the Lender as a result of the Lender's refusal to accept delivery or the Lender's failure to notify Borrower of the Lender's change of address shall be deemed to constitute receipt by the Lender. The addresses specified in the Loan Schedule may be changed by notice given in accordance with this Section. If Borrower consists of more than one Person, service of any notice on any one of such Persons by the Lender shall be effective service on
Borrower for all purposes.
                                  Page 9 of 15

          6.9  SEVERABILITY; NO OFFSETS. If any provision of the Loan Documents shall be held by any court of competent jurisdiction to be unlawful, voidable, void, or unenforceable for any reason, such provision shall be deemed to be severable from and shall in no way affect the validity or enforceability of the remaining provisions of the Loan Documents. No Obligations shall be offset by all or part of any claim, cause of action, or cross-claim of any kind, whether liquidated or unliquidated, which Borrower now has or may hereafter acquire or allege to have acquired against the Lender. To the fullest extent permitted by law, Borrower waives the benefits of any applicable law, regulation, or procedure which provides, in substance, that where cross demands for money exist between parties at any point in time when neither demand is barred by the applicable statute of limitations, and an action is thereafter commenced by one such party, the other party may assert the defense of payment in that the two demands are compensated so far as they equal each other, notwithstanding that an independent action asserting the claim would at the time of filing the response be barred by the applicable statute of limitations.

          6.10 INTERPRETATION. Whenever the context of this Agreement reasonably requires, all words used in the singular shall be deemed to have been used in the plural, and the neuter gender shall be deemed to include the masculine and feminine gender, and vice versa. The headings to sections of this Agreement are for convenient reference only and shall not be used in interpreting this
Agreement. For purposes of this Agreement, (a) the term "including" shall be deemed to mean "including without limitation"; (b) the term "document" shall be deemed to include all written contracts, commitments, agreements, and instruments; and (c) the term "discretion," when applied to any determination, consent, or approval right by the Lender, shall be deemed to mean the Lender's sole but good faith business judgment.

          6.11 TIME OF THE ESSENCE. Time is of the essence in the performance of each provision of the Loan Documents by Borrower.

          6.12 AMENDMENTS. The Loan Documents (excluding the Guaranties) may be modified only by a written agreement signed by Borrower and the Lender.

          6.13 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same document.

          6.14 ENTIRE AGREEMENT. The Loan Documents contain the entire agreement concerning the subject matter of the Loan Documents and supersede all prior and contemporaneous negotiations, agreements, statements, understandings, terms, conditions, representations and warranties, whether oral or written, by and among the Lender, Borrower and Guarantors concerning the Loan which is the subject matter of the Loan Documents.

          6.15 NO WAIVER BY LENDER. No waiver by the Lender of any of its rights or remedies in connection with the Obligations or of any of the terms or conditions of the Loan Documents shall be effective unless such waiver is in writing and signed by the Lender.

          6.16 CUMULATIVE REMEDIES. No right or remedy of the Lender under this
Agreement or the other Loan Documents shall be exclusive of any other right or remedy under the Loan Documents or to which the Lender may be entitled. The
Lender's rights and remedies under the Loan Documents are cumulative and in addition to all other rights and remedies which the Lender may have under any other document with Borrower and under applicable law.

          6.17 JOINT AND SEVERAL LIABILITY. Each Person signing this Agreement as Borrower shall be jointly and severally liable to the Lender for the performance of Borrower's Obligations under the Loan Documents. If Borrower consists of more than one Person, the occurrence of any Default or Event of
Default with respect to any one or more of such Persons shall constitute a
Default or Event of Default, as applicable, and (in the case of an Event of
Default) entitle the Lender to exercise its rights and remedies under Section
4.2 above. Each Borrower who is a married person agrees that the Lender shall have the right to recourse against his or her community property and separate property for any or all Obligations to the fullest extent permitted by law.

          6.18 ASSIGNMENT. Borrower shall not assign, encumber, or otherwise transfer any or all of Borrower's rights under the Loan Documents, whether voluntarily, involuntarily, or by operation of law, without the Lender's prior written consent, which consent may be withheld in the Lender's discretion. Any purported assignment, encumbrance or transfer by Borrower in violation of this
Section shall be void. Borrower acknowledges and agrees that the Lender's agreement to make the Loan to Borrower and enter into the Loan Documents is based in material part on the Lender's reliance on Borrower's particular financial condition, credit history, character, experience, ability, skill, and reputation, as represented by Borrower to the Lender.

          6.19 WAIVERS. Borrower waives presentment, demand for payment, protest, notice of demand, dishonor, protest and non-payment, and all other notices and demands in connection with the delivery, acceptance, performance, default under, and enforcement of the Loan Documents. Borrower waives the right to assert any statute of limitations as a defense to the enforcement of any or all of the Loan Documents to the fullest extent permitted by law. Borrower waives all rights, remedies, and benefits under California Civil Code Section
2822(a). Without limiting the generality of the immediately preceding sentence, in the event of Borrower's payment in partial satisfaction of any or all of the
Obligations, Lender shall have the sole and exclusive right and authority to designate the portion of the Obligations that is to be satisfied. Borrower and all Persons holding a lien of any kind affecting all or part of the Collateral who have actual or

                                  Page 10 of 15

constructive notice of this Agreement waive (a) all rights to require marshalling of assets or liens in the event of Lender's exercise of any of its rights and remedies under the Loan Documents; and (b) all rights to require
Lender to exercise any other right or power or to pursue any other remedy which
Lender may have under any document or applicable law before exercising any other such right, power, or remedy.

          6.20 APPLICABLE LAW; JURISDICTION. The Loan Documents shall be governed by and construed in accordance with the laws of the State of
California. Borrower agrees that the courts of the State of California and
Federal District Courts located in San Francisco County, California, shall have exclusive jurisdiction and venue of any action or proceeding directly or indirectly arising out of or related to the negotiation, execution, delivery, performance, breach, enforcement or interpretation of this Agreement and all of the other Loan Documents or any of the transactions contemplated by or related to any or all of the Loan Documents, regardless of whether or not any claim, counterclaim or defense in any such action or proceeding is characterized as arising out of fraud, negligence, intentional misconduct, breach of contract or fiduciary duty, or violation of any Governmental Requirements. Borrower irrevocably consents to the personal jurisdiction of such courts, to such venue, and to the service of process in the manner provided for the giving of notices in this Agreement. Borrower waives all objections to such jurisdiction and venue, including all objections that are based upon inconvenience or the nature of the forum.

          6.21 WAIVER OF RIGHT TO JURY TRIAL. BORROWER IRREVOCABLY WAIVES ALL
RIGHTS TO A JURY TRIAL IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY
KIND DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY RELATING TO THE LOAN,
THIS NOTE, ANY AGREEMENT SECURING THIS NOTE, OR ANY OF THE OTHER DOCUMENTS
EXECUTED BY BORROWER IN CONNECTION WITH THE LOAN (COLLECTIVELY, THE "LOAN
DOCUMENTS"), ANY OR ALL OF THE REAL AND PERSONAL PROPERTY COLLATERAL SECURING
THE LOAN, OR ANY OF THE TRANSACTIONS WHICH ARE CONTEMPLATED BY THE LOAN
DOCUMENTS. THE JURY TRIAL WAIVER CONTAINED IN THIS SECTION IS INTENDED TO APPLY,
TO THE FULLEST EXTENT PERMITTED BY LAW, TO ANY AND ALL DISPUTES AND
CONTROVERSIES THAT ARISE OUT OF OR IN ANY WAY RELATED TO ANY OR ALL OF THE
MATTERS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE, INCLUDING WITHOUT
LIMITATION CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY
CLAIMS OF ANY KIND. BORROWER ACKNOWLEDGES AND AGREES THAT (1) BORROWER HAS
CAREFULLY READ AND UNDERSTANDS ALL OF THE TERMS OF THE LOAN DOCUMENTS; (2)
BORROWER HAS EXECUTED THE LOAN DOCUMENTS FREELY AND VOLUNTARILY, AFTER HAVING
CONSULTED WITH BORROWER'S INDEPENDENT LEGAL COUNSEL AND AFTER HAVING HAD ALL OF
THE TERMS OF THE LOAN DOCUMENTS EXPLAINED TO IT BY ITS INDEPENDENT LEGAL COUNSEL
OR AFTER HAVING HAD A FULL AND ADEQUATE OPPORTUNITY TO CONSULT WITH BORROWER'S
INDEPENDENT LEGAL COUNSEL; (3) THE WAIVERS CONTAINED IN THE LOAN DOCUMENTS ARE
REASONABLE, NOT CONTRARY TO PUBLIC POLICY OR LAW, AND HAVE BEEN INTENTIONALLY,
INTELLIGENTLY, KNOWINGLY, AND VOLUNTARILY AGREED TO BY BORROWER; (4) THE WAIVERS
CONTAINED IN THE LOAN DOCUMENTS HAVE BEEN AGREED TO BY BORROWER WITH FULL
KNOWLEDGE OF THEIR SIGNIFICANCE AND CONSEQUENCES, INCLUDING FULL KNOWLEDGE OF
THE SPECIFIC NATURE OF ANY RIGHTS OR DEFENSES WHICH BORROWER HAS AGREED TO WAIVE
PURSUANT TO THE LOAN DOCUMENTS; (5) BORROWER HAS HAD A FULL AND ADEQUATE
OPPORTUNITY TO NEGOTIATE THE TERMS CONTAINED IN THE LOAN DOCUMENTS; (6) BORROWER
IS EXPERIENCED IN AND FAMILIAR WITH LOAN TRANSACTIONS OF THE TYPE EVIDENCED BY
THE LOAN DOCUMENTS; AND (7) THE WAIVERS CONTAINED IN THE LOAN DOCUMENTS ARE
MATERIAL INDUCEMENTS TO THE LENDER'S EXTENSION OF CREDIT TO BORROWER, AND THE
LENDER HAS RELIED ON SUCH WAIVERS IN MAKING THE LOAN TO BORROWER AND WILL
CONTINUE TO RELY ON SUCH WAIVERS IN ANY RELATED FUTURE DEALINGS WITH BORROWER.
THE WAIVERS CONTAINED IN THE LOAN DOCUMENTS SHALL APPLY TO ALL SUBSEQUENT
EXTENSIONS, RENEWALS, MODIFICATIONS, AND REPLACEMENTS OF THE LOAN DOCUMENTS.
THIS NOTE MAY BE FILED WITH ANY COURT OF COMPETENT JURISDICTION AS BORROWER'S
WRITTEN CONSENT TO BORROWER'S WAIVER OF A JURY TRIAL. BORROWER HAS INITIALED
THIS SECTION BELOW TO INDICATE ITS AGREEMENT WITH THE JURY TRIAL WAIVER AND
OTHER TERMS CONTAINED IN THIS SECTION.

                                  Page 11 of 15

          6.22 SUCCESSORS. Subject to the restrictions contained in the Loan
Documents, the Loan Documents shall be binding upon and inure to the benefit of the Lender and Borrower and their respective permitted successors and assigns.

BORROWER:

GREENHILL & CO. HOLDINGS, LLC,
A NEW YORK LIMITED LIABILITY COMPANY

BY: /s/ Harold J. Rodriguez, Jr.
    --------------------------------
    HAROLD J. RODRIGUEZ, JR.
    CHIEF FINANCIAL OFFICER

LENDER:

FIRST REPUBLIC BANK

BY: /s/ Scott McCrea
    --------------------------------

ITS: Managing Director
    --------------------------------

                                  Page 12 of 15

                                 LOAN AGREEMENT

                                (LINE OF CREDIT)

                                   EXHIBIT "A"

                                  LOAN SCHEDULE

This Loan Schedule is an integral part of the Loan Agreement between the Lender and Borrower, and the following terms are incorporated in and made a part of the
Loan Agreement to which this Loan Schedule is attached:

================================================================================

1.   BORROWER: Greenhill & Co. Holdings, LLC, a New York limited liability company

================================================================================

2.   GUARANTORS: N/A

================================================================================

3.   BORROWER'S NOTICE ADDRESS:   GREENHILL & CO. HOLDINGS, LLC,
                                  A NEW YORK LIMITED LIABILITY COMPANY
                                  300 PARK AVENUE
                                  NEW YORK, NY  10022

================================================================================

4.   LENDER'S NOTICE ADDRESS:     FIRST REPUBLIC BANK
                                  111 PINE STREET
                                  SAN FRANCISCO, CALIFORNIA  94111
                                  ATTENTION: MANAGER, COMMERCIAL LOAN OPERATIONS

================================================================================

5.   LOAN FEE: EIGHTY THOUSAND AND 00/100 DOLLARS ($80,000.00)

================================================================================

6.   FINANCIAL COVENANTS. BORROWER SHALL COMPLY WITH THE FOLLOWING FINANCIAL
     COVENANTS:

     DEBT TO TANGIBLE NET WORTH: Borrower and its wholly owned subsidiaries and
     Greenhill & Co. International LLP ("GCI") (collectively, "Combined Group")
     shall maintain a ratio of total Liabilities to Tangible Net Worth of not more than 1.0 TO 1.0.

     For purposes of this Financial Covenant, "Tangible Net Worth" shall mean the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles as adjusted to include GCI, with the following adjustments: (A) there shall be excluded from assets (i)
     notes, accounts receivable and other obligations owing to the Combined
     Group from its officers or other Affiliates; and (ii) all assets which would be classified as intangible assets under generally accepted accounting principles, including goodwill, licenses, patents, trademarks, trade names, copyrights, capitalized software and organizational costs, licenses and franchises; and (B) there shall be excluded from liabilities all indebtedness which is subordinated to the Obligations

                                  Page 13 of 15

     under a subordination agreement in form specified by Lender or by language in the instrument evidencing the indebtedness which is acceptable to Lender in its discretion.

     THIRTY (30) DAY OUT OF DEBT REQUIREMENT: During the twelve (12) month period following the Closing Date, and during each consecutive twelve (12)
     month period thereafter prior to the Maturity Date of the Line of Credit
     Loan, Borrower shall not permit to be outstanding any indebtedness under the Line of Credit Loan for a period of time equal to at least thirty (30)
     consecutive calendar days, excluding the amounts held as collateral for any letter of credit issued on behalf of Borrower.

     NO ADDITIONAL INDEBTEDNESS: Borrower (a) shall not directly or indirectly make, create, incur, assume, or permit to exist any guaranty of /any kind of any indebtedness or other obligation of any other person during the term of this Agreement, excluding any guaranties by Borrower as of the date of this Agreement that are reflected in the financial statements referred to in Section 5.1 of this Agreement; and (b) shall not directly or indirectly incur indebtedness for borrowed money during the term of this Agreement, excluding (i) debts owing by Borrower as of the date of this Agreement that are reflected in the financial statements referred to in Section 5.1 of this Agreement (other than those that are being paid substantially concurrently with the funding of the Loan); (ii) other borrowings from the
     Lender; (iii) indebtedness secured by purchase money mortgages or liens which encumber only the property being purchased; and (iv) commitments for investments in Greenhill Capital Partners made by the Borrower.

     DISTRIBUTIONS: In the Event of Default, Borrower is prohibited to declare or pay any distributions to its members either in cash or any other property, nor redeem, repurchase or otherwise acquire any membership interest in Borrower. In the event of covenant default, if not remedied for a cure period of 15 days, member distributions, if any, will be prohibited and used to repay the outstanding of the Loan, if any. If the default is cured, distributions are permitted.

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7.   ACCOUNTING.

     7.1   ANNUAL FINANCIAL STATEMENTS. All annual consolidated financial statements provided by Borrower to the Lender under the Loan Documents shall be provided within 120 days after the end of each of Borrower's fiscal years and shall comply with the following requirements: ALL ANNUAL
     FINANCIAL STATEMENTS SHALL BE AUDITED BY A NATIONALLY RECOGNIZED PUBLIC
     ACCOUNTANT REASONABLY ACCEPTABLE TO LENDER.

     7.2   QUARTERLY FINANCIAL STATEMENTS. All quarterly consolidated financial statements provided by Borrower to the Lender under the Loan Documents shall be provided within 45 days after the end of each first three fiscal quarters and shall comply with the following requirements: ALL QUARTERLY
     FINANCIAL STATEMENTS SHALL BE REASONABLY ACCEPTABLE TO LENDER.

     7.3   OTHER STATEMENTS. All Management Discussion and Analysis Reports
     provided by Borrower to the Lender within 15 days after each completion by the Borrower.

     7.4   CERTIFICATE. Each of the financial statement shall include a certificate signed by the Borrower.

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8.   NATURE OF LINE OF CREDIT. THE LINE OF CREDIT LOAN IS A REVOLVING LINE OF
     CREDIT LOAN, AND WITHIN THE LIMITS OF THE COMMITMENT AND SUBJECT TO THE
     TERMS AND CONDITIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS,
     BORROWER MAY BORROW, PREPAY PURSUANT TO THE NOTE EVIDENCING LINE OF CREDIT
     LOAN, AND REBORROW THE PRINCIPAL AMOUNT OF THE LINE OF CREDIT LOAN.

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9.   AUTHORIZATION TO CHARGE ACCOUNT.

     9.1   AUTOMATIC PAYMENT AUTHORIZATION. Borrower authorizes the Lender to make automatic deductions from the following deposit account (the
     "Account") maintained by Borrower at Lender's offices in order to pay,

                                  Page 14 of 15

     when and as due, all of the regularly scheduled installment payments of interest, principal, or both principal and interest (a "Payment") that
     Borrower is required or obligated to make under the Note:

                            Account No:  979-0001-8528

     Without limiting any of the terms of the Loan Documents, Borrower acknowledges and agrees that if Borrower defaults in its obligation to make a Payment because the collected funds in the Account are insufficient to make such Payment in full on the date that such Payment is due, then
     Borrower shall be responsible for all late payment charges and other consequences of such default by Borrower under the terms of the Loan
     Documents.

     9.2   REVOCATION OF AUTHORIZATION. Subject to the Section immediately following this Section, this authorization shall continue in full force and effect until the date which is five (5) business days after the date on which Lender actually receives written notice from Borrower expressly revoking the authority granted to the Lender to charge the Account for
     Payments in connection with the Loan. No such revocation by Borrower shall in any way release Borrower from or otherwise affect Borrower's obligations under the Loan Documents, including Borrower's obligations to continue to make all Payments required under the terms of the Note.

     9.3   TERMINATION BY LENDER. The Lender, at its option and in its discretion, reserves the right to terminate the arrangement for automatic deductions from the Account pursuant to this Section at any time effective upon written notice of such election (a "Termination Notice") given by
     Lender to Borrower. Without limiting the generality of the immediately preceding sentence, the Lender may elect to give a Termination Notice to
     Borrower if Borrower fails to comply with any of the Lender's rules, regulations, or policies relating to the Account, including requirements regarding minimum balance, service charges, overdrafts, insufficient funds, uncollected funds, returned items, and limitations on withdrawals.

     9.4   INCREASE IN INTEREST RATE UPON TERMINATION OF AUTOMATIC DEBIT
     ARRANGEMENT. THE DATE ON WHICH THE ARRANGEMENT FOR AUTOMATIC DEDUCTIONS
     FROM THE ACCOUNT TERMINATES (WHETHER AS A RESULT OF BORROWER'S REVOCATION
     OF SUCH ARRANGEMENT OR ANY TERMINATION NOTICE GIVEN BY THE LENDER) IS
     REFERRED TO AS THE "AUTO DEBIT TERMINATION DATE." BORROWER ACKNOWLEDGES AND
     AGREES THAT THE LENDER WOULD NOT HAVE BEEN WILLING TO MAKE THE LOAN AT THE
     INTEREST RATE OR INTEREST RATES CONTAINED IN THE NOTE IN THE ABSENCE OF THE
     ARRANGEMENT FOR AUTOMATIC DEDUCTIONS FROM THE ACCOUNT PURSUANT TO THIS
     AUTHORIZATION. THEREFORE, EFFECTIVE ON THE FIRST DUE DATE OF A PAYMENT
     FOLLOWING THE AUTO DEBIT TERMINATION DATE, THE LENDER, AT ITS OPTION AND IN
     ITS DISCRETION, SHALL HAVE THE RIGHT TO INCREASE THE INTEREST RATE ON THE
     OUTSTANDING PRINCIPAL BALANCE OF THE NOTE TO A RATE WHICH IS EQUAL TO
     ONE-HALF PERCENT (0.5%) PER ANNUM (THE "PERCENTAGE RATE INCREASE") ABOVE
     THE OTHERWISE APPLICABLE INTEREST RATE UNDER THE TERMS OF THE NOTE. IF THE
     NOTE PROVIDES FOR AMORTIZED MONTHLY PAYMENTS OF PRINCIPAL AND INTEREST,
     THEN THE AMOUNT OF SUCH MONTHLY PAYMENTS SHALL BE INCREASED BY THE LENDER
     BASED ON A REAMORTIZATION SCHEDULE PREPARED BY THE LENDER USING THE
     INCREASED INTEREST RATE AND THE THEN REMAINING NUMBER OF MONTHS IN THE
     ORIGINAL AMORTIZATION PERIOD THAT WAS USED BY THE LENDER TO CALCULATE THE
     ORIGINAL MONTHLY PAYMENT AMOUNT. SUCH NEW MONTHLY PAYMENTS SHALL BE PAYABLE
     COMMENCING ON THE FIRST PAYMENT DUE DATE FOLLOWING THE DATE OF THE INTEREST
     RATE INCREASE.

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10.  OTHER COVENANTS.

     Borrower shall at all times comply with all of the following additional covenants: N/A

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